UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2006 (July 14, 2006)

OMNI U.S.A., INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Other Jurisdiction of Incorporation)

0-17493	88-0237223
(Commission File Number)	(I.R.S. Employer Identification Number)

2236 Rutherford Road, Suite 107 -
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 929-7500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

i

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to Securities Purchase Agreements, dated between June 20, 2006 to July 14, 2006 (the "Securities Purchase Agreements"), Omni U.S.A., Inc. (the "Company") sold 8% Convertible Debentures having an aggregate principal amount of $1,125,000 (the "Debentures”) to a group of six private investors, two of who are directors and/or officers of the Company. The Debentures had attached common stock warrants (the “Warrants”).

The Debentures were sold for $1,125,000. Except to pay off certain liabilities of the Company totaling approximately $300,000, the proceeds of the offering will be used for working capital purposes.

The Debentures bear interest at the rate of 8% per annum with quarterly interest payments. The maturity date of the Debentures is two years from the date of issuance and, at the option of the Debenture holder, are convertible into up to 2,250,000 shares of the Company's common stock or a conversion price equal to $0.50 per share (subject to adjustment as provided in the Debentures).

The full principal amount of the Debentures is due upon a default under the terms of the Debentures. In the event that the Company breaches any representation or warranty in the Securities Purchase Agreements, the outstanding principal amount of the Debentures, plus liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder's election, immediately due and payable in cash at the mandatory default amount (as defined in the Debentures). The Debentures have price protection.

In connection with the sale of the Debentures, the Company also issued (i) Warrants to purchase up to 2,250,000 shares of the Company's common stock at a exercise price of $0.60 per share for a period of five years from the date of issuance, subject to adjustment as provided for in the Warrants and (ii) Warrants to purchase up to 2,250,000 shares of the Company's common stock at an exercise price of $1.00 per share for a period of one year from the date of issuance, subject to adjustment as provided in the Warrants. The Warrants are exercisable on a cashless basis or through the cash payment of the exercise price. In the event the holder exercises the Warrants on a cashless basis, then the Company will not receive any proceeds.

The Company is required to file a registration statement with the Securities and Exchange Commission by January 1, 2007, which will include the common stock underlying the Debentures, and the Warrants, any additional shares issuable in connection with any anti-dilution provisions in the Debentures or the Warrants and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

The holder of the Debentures and the Warrants may not convert the Debentures or exercise the Warrants and receive shares of the Company's common stock such that the number of shares of common stock held by the holder and their affiliates after such conversion or exercise exceeds 4.9% of the then issued and outstanding shares of common stock.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Discussed above in Item 1.01 are debt obligations created from other than in the ordinary course of business which constitutes direct financial obligations of the Company

Section 3 — Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to Item 1.01 with respect to the issuance of the Debentures and the Warrants (the “Securities”). The Securities were issued without registration under the Securities Act of 1933, as amended, in reliance upon the exemption provided by Section 4(2) thereof and Regulation D promulgated thereunder on the basis that the sales of the Securities were transactions not involving any public offering. Appropriate precautions against transfer will be taken, including the placing of a restrictive legend on all certificates issued as a result of the conversion of the Debentures or the exercise of the Warrants into common stock. All such issuances were effected without the aid of underwriters, and no sales commissions were paid. The Company paid $100,000 and issued a Warrant exercisable into up to 200,000 shares of the Company’s common stock to an individual as a finder’s fee.

8% Convertible Debentures- Maturng in Two Years

	Date of	Number of	Conversion	Aggregate
Name	Issuance	Shares	Price	Purchase Price
Lowell W. Giffhorn (1)	June 20, 2006	100,000	$0.50	$50,000	Cash
Jesse K. Giffhorn	June 20, 2006	50,000	$0.50	$25,000	Cash
Shanon E. Carter	June 20, 2006	10,000	$0.50	$5,000	Cash
Theo Vermaelen (2)	June 20, 2006	40,000	$0.50	$20,000	Cash
Shady Beach Trust	June 27, 2006	50,000	$0.50	$25,000	Cash
Potawatomi Business Devel. Corp.	July 14, 2006	2,000,000	$0.50	$1,000,000	Cash

Warrants

	Date of	Number of	Exercise	Expiration
Name	Issuance	Shares	Price	Date
Lowell W. Giffhorn (1)	June 20, 2006	100,000	$0.60	July 14, 2011
Jesse K. Giffhorn	June 20, 2006	50,000	$0.60	July 14, 2011
Shanon E. Carter	June 20, 2006	10,000	$0.60	July 14, 2011
Theo Vermaelen (2)	June 20, 2006	40,000	$0.60	July 14, 2011
Shady Beach Trust	June 27, 2006	50,000	$0.60	July 14, 2011
Potawatomi Business Devel. Corp.	July 14, 2006	2,000,000	$0.60	July 14, 2011
Lowell W. Giffhorn (1)	June 20, 2006	100,000	$1.00	July 14, 2007
Jesse K. Giffhorn	June 20, 2006	50,000	$1.00	July 14, 2007
Shanon E. Carter	June 20, 2006	10,000	$1.00	July 14, 2007
Theo Vermaelen (2)	June 20, 2006	40,000	$1.00	July 14, 2007
Shady Beach Trust	June 27, 2006	50,000	$1.00	July 14, 2007
Potawatomi Business Devel. Corp.	July 14, 2006	2,000,000	$1.00	July 14, 2007
Michael Morrisett	July 14, 2006	200,000	$0.60	July 14, 2011

(1) Mr. Giffhorn is the Chief Financial Officer and a Director of the Company
(2) Mr. Vermaelen is a Director of the Company

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On July 18, 2006, Omni issued a press release reporting that on July 14, 2006, Omni entered into a debt obligation with associated warrants. A copy of the July 18, 2006 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 shall be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description	Method of Filing
4.7	Form of Securities Purchase Agreement	Filed herewith
4.8	Form of 8% Convertible Debenture	Filed herewith
4.9	Form of Registration Rights Agreement	Filed herewith
4.10	Form of Warrant	Filed herewith
99.1	Press Release dated July 18, 2006	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI U.S.A., INC.

By:	/s/ LOWELL W. GIFFHORN
Lowell W. Giffhorn
Chief Financial Officer

Dated July 18, 2006.

Table of Contents

Omni U.S.A., Inc.
FORM 8-K
Exhibit Index

Exhibit No.	Description	Method of Filing
4.7	Form of Securities Purchase Agreement	Filed herewith
4.8	Form of 8% Convertible Debenture	Filed herewith
4.9	Form of Registration Rights Agreement	Filed herewith
4.10	Form of Warrant	Filed herewith
99.1	Press Release dated July 17, 2006	Filed herewith